Supplement Dated June 21, 2016

to the Class I Shares Prospectus of the

Timothy Plan Family of Funds

Dated January 29, 2016

The Class I Shares Prospectus for the Timothy Plan Family of Funds, dated January 29, 2016, is amended as follows:

The Section of the Prospectus entitled “How to Buy Shares”, beginning on page 65 of the Prospectus, is deleted and replaced in its entirety with:

How To Buy Shares

OPENING AND ADDING TO YOUR ACCOUNT

Class I shares are offered only through fee based investment advisors for the benefit of their clients, institutional investors, and through certain investment platforms, for their traditional clients and for ERISA and non-ERISA pension and retirement plans.    Any questions you may have can be answered by calling (800) 846-7526.

Payments for Fund shares must be in U.S. dollars, and in order to avoid fees and delays, must be drawn on a U.S. bank. Please remember that the Trust reserves the right to reject any purchase order for Fund shares. Timothy Plan accepts personal checks made payable to the Timothy Plan. Unless pre-authorized by the Fund at the Fund’s sole discretion, the Timothy Plan will not accept third party checks. The minimum initial investment amount for Class I shares, is:

Type of Investment Account	Minimum Initial Purchase Amount	Minimum Subsequent Purchase Amount
Regular Accounts	$25,000	$5,000
ERISA Qualified Retirement Plans	None	None
Non-Qualified Retirement Plans	None	None

The Section of the Prospectus entitled “Purchasing Shares by Wire Transfer”, beginning on page 65 of the Prospectus, is deleted and replaced in its entirety with:

PURCHASING SHARES BY WIRE TRANSFER

To make an initial purchase of shares by wire transfer, you need to take the following steps:

1.	Fill out and mail or fax (402-963-9094), or complete an electronic Account Registration Form, to the Transfer Agent.

As a convenience for investors, the Trust allows investors to fax an Account Registration Form to the Transfer Agent, or complete an electronically signed application. If you elect to fax your form to the Transfer Agent, you must also mail the original to the Transfer Agent for the Trust’s permanent files.

ALL PORTIONS OF THE PROSPECTUS NOT CHANGED BY THIS SUPPLEMENT OR OTHER SUPPLEMENTS SHALL REMAIN IN FULL FORCE AND EFFECT.